UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, Fifth Floor

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 390-2337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2024, the Board of Directors of Twilio Inc. (the “Company”) approved and adopted the Third Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended and Restated Bylaws”), which became effective upon such approval and adoption. The amendments to the Amended and Restated Bylaws were adopted to enhance corporate governance and facilitate stockholder input in director elections and in light of recent developments in Delaware law.

Among other things, the amendments to the Amended and Restated Bylaws:

•

update the disclosure requirements for stockholders submitting director nominations and proposing other business, including (i) revising the “Acting in Concert” definition such that a person will be deemed to be “Acting in Concert” with another person only if such person has an agreement, arrangement or understanding with such other person regarding the nomination or business proposed at a meeting, (ii) removing “any other person or entity” from the list of parties with whom agreements, arrangements and understandings in connection with the proposal of business must be disclosed, (iii) removing disclosure requirements regarding “Responsible Persons” and certain other interests or relationships that reasonably could have influenced the decision to bring a nomination or propose business, and (iv) adding a definition of “principal competitor” pertaining to required disclosures relating to interests in competitors; and

•	revise certain stockholder meeting mechanics regarding adjournment and preparation of stockholder lists based on recent amendments to the Delaware General Corporation Law.

The Amended and Restated Bylaws also include other clarifications and technical and conforming revisions.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

3.1	Third Amended and Restated Bylaws of Twilio Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

February 9, 2024	By:	/s/ Dana R. Wagner
	Name:	Dana R. Wagner
	Title:	Chief Legal Officer